SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)              July 20, 2004
                                                              -------------


                             EarthShell Corporation
               (Exact name of registrant as specified in charter)


              Delaware                   333-13287              77-0322379
---------------------------------  ----------------------- --------------------
  (State or other jurisdiction of  (Commission file number)    (IRS employer
           incorporation)                                    identification no.)


6740 Cortona Drive
Santa Barbara, California                                        93117
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip code)


Registrant's telephone number, including area code           (805) 571-8232
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.


         On July 20, 2004, the Registrant issued a press release announcing that it had signed a significant, new licensing agreement with Meridian Business Solutions of Tiburon, California.

         The press release is attached hereto as Exhibit 99.1.

         On July 21, 2004, the Registrant issued a press release announcing that it has ended its licensing agreement with Sweetheart Cup Company.

         The press release is attached hereto as Exhibit 99.2.

         On July 26, 2004, the Registrant issued a press release announcing that stockholders approved both of the proposals presented at today's reconvened annual meeting.

         The press release is attached hereto as Exhibit 99.3.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits:

99.1 Press Release of the Registrant dated July 20, 2004 regarding the matters described above.

99.2 Press Release of the Registrant dated July 21, 2004 regarding the matters described above.

99.3 Press Release of the Registrant dated July 26, 2004 regarding the matters described above.



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 26, 2004

                             EARTHSHELL CORPORATION


                       By:           /s/ D. Scott Houston
                            -----------------------------------------
                            Name:    D. Scott Houston
                            Title:      Chief Financial Officer





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




                                 EXHIBIT INDEX
Exhibit
Number
and
Page
Number                  Description                           Method of Filing
------ ---------------------------------------------------  --------------------
99.1   Press Release of the Registrant dated July 20, 2004. Filed electronically herewith

99.2   Press Release of the Registrant dated July 21, 2004. Filed electronically herewith

99.3   Press Release of the Registrant dated July 26, 2004. Filed electronically herewith



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